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EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the Director of Finance of AML Communications, Inc. (the "Company"), hereby certify, to the best of my knowledge, that:

  •
  the Annual Report of the Company on Form 10-KSB for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  •
  the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: June 30, 2003

/s/ SUSAN FITE Susan Fite, Director of Finance

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  EXHIBIT 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002